UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 25, 2009

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 25, 2009, Dollar Thrifty Automotive Group, Inc. (the “Company”) announced amendments of its senior secured credit facility dated as of June 15, 2007 (as amended, the “Credit Agreement”), which is comprised of a revolving credit facility and a term loan with various financial institutions that are party to the Credit Agreement (the “Lenders”), and Deutsche Bank Trust Company Americas, as administrative agent for the Lenders, and also amended two fleet financing agreements with Chrysler Financial and another bank group. Under the Credit Agreement, the Company will no longer be required to maintain a minimum leverage ratio, but must maintain a minimum adjusted tangible net worth of $150 million and a minimum of $100 million of unrestricted cash and cash equivalents.

In connection with the amendment of the Credit Agreement, the Company prepaid $20 million of its term loan and permanently reduced the total revolving credit facility commitments to $231.3 million. In addition, the amendment provides that revolving credit facility commitments will be restricted to issuances of letters of credit in future periods. The amendments provide for a 50 basis point increase in the interest rate borne by outstanding debt under all three financing agreements, including letters of credit. The Company also paid one-time amendment fees of 50 basis points, based on outstanding commitments and/or loans. The Company used approximately $24 million of unrestricted cash for the term loan payment, fees and expenses associated with the amendments.

The foregoing description is qualified in its entirety by reference to the amendment attached hereto as Exhibit 10.207, which is incorporated herein by reference. The Company’s press release relating to the amendment is attached hereto as Exhibit 99.1, which is also incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

10.207

Fifth Amendment to Credit Agreement dated, as of February 25, 2009, among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and various financial institutions as are party thereto

99.1	News release of Dollar Thrifty Automotive Group, Inc. dated February 25, 2009: Dollar Thrifty Successfully Completes Lender Discussions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 25, 2009	By:	/s/ H. CLIFFORD BUSTER, III
H. Clifford Buster, III
Executive Vice President and Chief

Financial Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.207

Fifth Amendment to Credit Agreement dated, as of February 25, 2009, among Dollar Thrifty Automotive Group, Inc., as borrower, Deutsche Bank Trust Company Americas, as administrative agent, and various financial institutions as are party thereto

99.1	News release of Dollar Thrifty Automotive Group, Inc. dated February 25, 2009: Dollar Thrifty Successfully Completes Lender Discussions

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